As filed with the Securities and Exchange Commission on March 30, 1998
                                                       REGISTRATION NO. 333-
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                                     58-2417093
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                          1655 ROBERTS BOULEVARD, N.W.
                             KENNESAW, GEORGIA 30144
                                 (770) 419-3355
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 ---------------
                               STEVEN G. ANDERSON
                             CHIEF EXECUTIVE OFFICER
                                 CRYOLIFE, INC.
                          1655 ROBERTS BOULEVARD, N.W.
                             KENNESAW, GEORGIA 30144
                                 (770) 419-3355
   (Name, address, including zip code and telephone number, including area code, of agent for service)

                          COPIES OF COMMUNICATIONS TO:
    B.Joseph Alley, Jr., Esq.                          William T. Whelan, Esq.
  Arnall Golden & Gregory, LLP                            Palmer & Dodge LLP
    2800 One Atlantic Center                               One Beacon Street
   1201 West Peachtree Street                        Boston, Massachusetts 02108
     Atlanta, Georgia 30309                                (617) 573-0100
         (404) 873-8500

                                 ---------------
            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE
           SECURITIES TO THE PUBLIC: As soon as practicable after this
                    Registration Statement becomes effective.
                                 ---------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-46545
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
=============================================================================================================================
                                                 Proposed             Proposed
    Title of Each Class of         Amount to     Maximum Offering     Maximum Aggregate    Amount of
  Securities to be Registered   be Registered    Price Per Share(1)   Offering Price(1)    Registration Fee(1)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value    287,500 Shares   $14.6875             $4,222,656.25        $1,245.68
=============================================================================================================================

(1) Calculated pursuant to Rule 457(c) and based on the average of the high and low prices of the Company's Common Stock on March 23, 1998, as reported on the New York Stock Exchange.
                               ------------------

This registration statement is being filed with respect to the registration of additional shares of Common Stock, $.01 par value per share, of CryoLife, Inc., a Florida corporation, (the "Company") for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Company's earlier effective registration statement (File No. 333-46545) are incorporated in this registration statement by reference.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                  EXHIBIT INDEX

Exhibit No.                         Description

5.1            Opinion  of  Arnall  Golden  &  Gregory,  LLP.  (Incorporated  by
               reference  to  Exhibit  5.1  to  the  Registrant's   Registration
               Statement on Form S-3 (Registration Statement No. 333-46545)).

23.1           Consents  of Ernst & Young LLP.  (Incorporated  by  reference  to
               Exhibit 23.1 to the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-46545)).

23.2           Consent of KPMG Peat Marwick LLP.  Filed herewith.

23.3           Consent of Arnall  Golden & Gregory,  LLP.  (Included  in Exhibit
               5.1).

24.1 Powers of Attorney. (Incorporated by reference to Exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-46545)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennesaw, State of Georgia on March 30, 1998.

                                             CRYOLIFE, INC.


                                             By:  /s/ Steven G. Anderson
                                                  ------------------------------
                                                     Steven G. Anderson
                                                     President, Chief Executive
                                                     Officer and Chairman of the
                                                     Board of Directors

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive, Financial & Accounting Officers and Directors:

        Name                          Title                        Date


   /s/ Steven G. Anderson      President, Chief Executive
  -------------------------    Officer and Chairman of         March 30, 1998
   Steven G. Anderson          the Board of Directors
                               (Principal Executive
                               Officer)

   /s/ Edwin B. Cordell, Jr.   Vice President and Chief
   -------------------------   Financial Officer              March 30, 1998
    Edwin B. Cordell, Jr.      (Principal Financial and
                               Accounting Officer)


                *
   ------------------------    Director
     Ronald D. McCall


                *
   -------------------------   Director
     Benjamin H. Gray


                *
   -------------------------   Director
     Virginia C. Lacy


                *
   --------------------------   Director
   Ronald Charles Elkins, M.D.


*By:  /s/ Edwin B. Cordell, Jr.                                March 30, 1998
    ---------------------------
     Edwin B. Cordell, Jr.
        Attorney-in-fact